Derivative financial instruments	6 Months Ended
Jun. 30, 2018
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Derivative financial instruments
10. Derivative financial instruments
	Contract notional amount	Fair value
		Assets	Liabilities
As at 30.06.18	£m	£m	£m
Foreign exchange derivatives	6,157,051	71,963	(70,484)
Interest rate derivatives	37,245,041	127,642	(121,842)
Credit derivatives	728,106	10,683	(9,558)
Equity and stock index and commodity derivatives	998,333	18,053	(22,909)
Derivative assets/(liabilities) held for trading	45,128,531	228,341	(224,793)

Derivatives in hedge accounting relationships
Derivatives designated as cash flow hedges	78,828	5	(3)
Derivatives designated as fair value hedges	131,685	139	(71)
Derivatives designated as hedges of net investments	2,799	13	(61)
Derivative assets/(liabilities) designated in hedge accounting relationships	213,312	157	(135)

Total recognised derivative assets/(liabilities)	45,341,843	228,498	(224,928)

As at 31.12.17
Foreign exchange derivatives	4,819,811	54,902	(53,460)
Interest rate derivatives	29,193,812	152,919	(145,658)
Credit derivatives	715,001	12,549	(11,552)
Equity and stock index and commodity derivatives	958,049	17,134	(26,566)
Derivative assets/(liabilities) held for trading	35,686,673	237,504	(237,236)

Derivatives in hedge accounting relationships
Derivatives designated as cash flow hedges	123,585	7	(3)
Derivatives designated as fair value hedges	104,781	117	(1,096)
Derivatives designated as hedges of net investments	2,982	41	(10)
Derivative assets/(liabilities) designated in hedge accounting relationships	231,348	165	(1,109)

Total recognised derivative assets/(liabilities)	35,918,021	237,669	(238,345)

Derivative financial instrument assets and liabilities decreased £9bn to £228bn and £13bn to £225bn respectively, due to an increase in major interest rate forward curves and adoption of daily settlements under LCH, partially offset by increased foreign exchange derivative volumes.

The IFRS netting posted against derivative assets was £40bn including £8bn of cash collateral netted (December 2017: £23bn including £2bn cash collateral netted) and £40bn for liabilities including £3bn of cash collateral netted (December 2017: £23bn including £2bn of cash collateral netted). Derivative asset exposures would be £208bn (December 2017: £217bn) lower than reported under IFRS if netting were permitted for assets and liabilities with the same counterparty or for which the Barclays Group holds cash collateral of £31bn (December 2017: £33bn). Similarly, derivative liabilities would be £206bn (December 2017: £217bn) lower reflecting counterparty netting and cash collateral placed of £29bn (December 2017: £33bn). In addition, non-cash collateral of £6bn (December 2017: £6bn) was held in respect of derivative assets and £3bn (December 2017: £4bn) was placed in respect of derivative liabilities. Collateral amounts are limited to net on balance sheet exposure so as to not include over-collateralisation.

Of the £31bn cash collateral held, £18bn (December 2017: £19bn) related to deposits from banks and £13bn (December 2017: £14bn) related to customer deposits. Of the £29bn cash collateral placed, £14bn (December 2017: £15bn) related to loans and advances to banks and £15bn (December 2017: £18bn) related to loans and advances to customers.